THE SIERRA CLUB FUNDS

Sierra Club Stock Fund

Sierra Club Equity Income Fund

(the “Funds”)

Supplement dated November 10, 2005

(to the Sierra Club Funds Prospectus dated July 1, 2005)

The following sentence replaces the ninth sentence in the first paragraph under the subheading “Principal Investment Strategy—Investing in a Combination of Equity and Fixed-Income Securities” on page 1 of the Prospectus:

The Fund will normally invest the fixed income portion of the portfolio to have an intermediate term duration which ranges from three to five years and to have a laddered maturity schedule which means that the portfolio will be structured so that a certain percentage of the securities will mature each year.

The following paragraph replaces the fourth paragraph under the subheading “Principal Investment Strategy—Investing in a Combination of Equity and Fixed-Income Securities” on page 2 of the Prospectus:

Currently, approximately 50% of the Fund’s portfolio is managed by NYLIM. NYLIM generally invests in “value stocks” of companies with market capitalization above $500 million. “Value stocks” are those it determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that

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they are undervalued or “underpriced” relative to the rest of the equity market. NYLIM applies quantitative and statistical methods to analyze the relative quality and value of the stocks. NYLIM selects fixed-income securities based on their credit quality and duration.

The following sentence replaces the last sentence in footnote 4 under the “Average Annual Total Returns” Table on page 7 of the Prospectus:

The index is adjusted to reflect reinvestment of dividends.

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